NATIONWIDE MUTUAL FUNDS

Nationwide Global Sustainable Equity Fund

Supplement dated September 12, 2025

to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on September 10, 2025, the Board approved the termination of UBS Asset Management (Americas) LLC (“UBS”) as the subadviser to the Nationwide Global Sustainable Equity Fund (the “Fund”), and the appointment of Schroder Investment Management North America Inc. (“Schroders”) as the Fund’s new subadviser, effective on or about November 14, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, UBS in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Schroders Global Equity Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	All references to, and information regarding, Steven Magill, CFA, and Adam Jokich, CFA are deleted in their entirety.

d.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in equity securities of companies located throughout the world, including the United States. The Fund’s subadviser normally invests the Fund’s assets primarily in common stocks. The Fund typically invests in at least five countries including the United States. The Fund also may invest in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund’s subadviser normally allocates the Fund’s investments across different countries and regions. The Fund nevertheless may have significant investments in one or more countries or particular sectors. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities at the time of investment.

In selecting securities, the subadviser uses a fundamental, bottom-up approach that is based on earnings potential and market mispricings. Investment decisions are driven by deep fundamental and sustainability research. The subadviser seeks to identify companies that it believes will deliver strong forward earnings potential above the level expected by the market, i.e., stocks with positive “growth gaps,” which arise when company fundamentals diverge from market expectation due to:

•	Overreaction to short-term news;
•	Over-reliance on historical growth; and
•	Failure to anticipate future earnings power.

As part of its investment process, the subadviser may evaluate issues such as climate change, environmental performance, labor standards and corporate governance, among others, which they view as important in their assessment of an investment’s risk and potential for profitability.

The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis.

e.	The information under the heading “Principal Risks” beginning on page 3 of the Summary Prospectus is modified as follows:

i.	“Dividend-paying stock risk,” “Preferred stock risk,” “Smaller company risk,” “Derivatives risk,” “Sustainability factors risk” and “Value style risk,” are each deleted in their entirety.

ii.	The following risks are hereby added:

ESG integration risk – the environmental, social and governance (“ESG”) characteristics that may be evaluated as part of the Fund’s investment process, including issues such as climate change, environmental performance, labor standards and corporate governance, among others, are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process vary across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered in selecting investments and as a result, investments may not have favorable ESG characteristics. While the Fund’s subadviser believes that the integration of sustainability analysis into the Fund’s investment process has the potential to identify financial risks and potentially contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG analysis will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing is still developing and the Fund may modify or alter its investment process with respect to ESG integration. Notwithstanding that ESG integration is intended to identify material risks and economic opportunities, changing market conditions could cause the consideration of ESG factors to negatively impact the Fund’s performance in certain market cycles or conditions. The subadviser applies certain exclusionary criteria in the management of assets, and the subadviser will not invest on the Fund’s behalf in companies involved in the production, stockpiling, transfer and use of cluster munitions, anti-personnel mines or chemical or biological weapons or companies that generate more than 20% of their revenues from thermal coal mining. The exclusionary criteria applied by the subadviser may change from time to time.

Liquidity risk - when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.

f.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Schroder Investment Management North America Inc.

g.	The table under the heading “Portfolio Management – Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Alex Tedder	Portfolio Manager, CIO - Equities	Since 2025
Frank Thormann, CFA	Portfolio Manager	Since 2025

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Schroders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE